SCUDDER

------------------------
EQUITY/GLOBAL
------------------------

Scudder International
Growth and Income
Fund

Fund #300









Annual Report
August 31, 1999




A fund seeking long-term growth of capital and current income through investment primarily in foreign equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's Chairman

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights

                      25   Notes to Financial Statements

                      31   Report of Independent Accountants

                      32   Tax Information

                      33   Officers and Directors

                      34   Investment Products and Services

                      36   Scudder Solutions

Scudder International Growth and Income Fund

--------------------------------------------------------------------------------
ticker symbol SIGIX                                              fund number 300
--------------------------------------------------------------------------------

Date of            o    Scudder International Growth and Income Fund
Inception:              outperformed its benchmark, the MSCI EAFE + Canada
6/30/97                 Index, by a significant margin in the second calendar
                        quarter as value stocks returned to favor and an increased emphasis in Japan produced strong results.

Total Net          o    The fund's 9.47% return for the six-month fiscal period
Assets as of            that ended August 31, 1999 was roughly in keeping with
8/31/99:                the 10.58% return of its benchmark.
$39.8 million
                   o    Management reduced the fund's holdings of European
                        telecommunications companies and increased its weightings of Japanese exporters and cyclicals to take advantage of the country's improved economic outlook.

Letter from the Fund's Chairman
--------------------------------------------------------------------------------
Dear Shareholders,

Around the beginning of the fund's fiscal period an environment of change was well underway. After years of lackluster performance, the Japanese equity market was rallying strongly. Meanwhile, European bourses -- which had provided excellent returns to investors over the last few years -- were marking time. Signs of accelerating global growth and rising commodity prices served as the backdrop for this new turn of events for international investors.

The changing environment proved beneficial to Scudder International Growth and Income Fund, which surpassed the performance of its benchmark in the second calendar quarter. The fund's performance is attributed to a rebound in stocks with above-average dividends and an increased weighting in selected Japanese companies. Lead portfolio manager Sheridan Reilly and portfolio manager Lauren Lambert provide a detailed discussion of the fund's investment strategy and the market environment that led to this performance beginning on page 5. We encourage you to read it.

With this report, we have changed the fund's fiscal year-end from February 28th to August 31st as part of a larger effort to create efficiencies and reduce the costs of producing Scudder reports and prospectuses. Going forward, you will receive the fund's semiannual report after its February 28th period end and the annual report after its August 31st period end.

Finally, it should be noted that Daniel Pierce retired in June of this year as chairman of Scudder International Growth and Income Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder International Growth and Income Fund. For periodic updates on the fund visit our Web site at www.scudder.com, or call us at 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong

Chairman,

Scudder International Growth and Income Fund

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

Scudder International Growth and Income Fund

MSCI EAFE plus Canada Index*

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                         Scudder
                    International Growth         MSCI EAFE plus
                      and Income Fund            Canada Index*

             6/97**       10000                      10000
             8/97          9708                       9433
            11/97          9608                       9108
             2/98         10580                      10211
             5/98         11682                      10573
             8/98          9874                       9332
            11/98         10384                      10516
             2/99         10030                      10646
             5/99         10484                      10982
             8/99         10981                      11773


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
                              Growth of                                  Average
Period ended 8/31/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder International Growth and Income Fund
--------------------------------------------------------------------------------
1 year                        $ 11,121               11.21%              11.21%
--------------------------------------------------------------------------------
Life of Fund**                $ 10,981                9.81%               4.41%
--------------------------------------------------------------------------------
MSCI EAFE plus Canada Index*
--------------------------------------------------------------------------------
1 year                        $ 12,616               26.16%              26.16%
--------------------------------------------------------------------------------
Life of Fund**                $ 11,773               17.73%               7.81%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) plus Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on June 30, 1997. Index comparisons begin June
   30, 1997.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

Scudder International Growth and Income Fund

MSCI EAFE plus Canada Index*

                         Yearly periods ended August 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

                                   1997**  1998   1999(a)
----------------------------------------------------------------------------
Fund Total
Return (%)                          -3.00   1.70  11.21
----------------------------------------------------------------------------
Index Total
Return (%)                          -5.67  -1.08  26.16
----------------------------------------------------------------------------
Net Asset Value
($)                                 11.64  11.79  12.99
----------------------------------------------------------------------------
Income
Dividends ($)                          --    .07    .12
----------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) plus Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on June 30, 1997. Index comparisons begin June 30, 1997.

(a) On June 7, 1999, the Board of Trustees of the Fund changed the fiscal year end from February 28 to August 31.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 1% Cash Equivalents)                            With prospects for
                                                         growth improving in
Europe                      66%                            Japan, management
Japan                       28%                      significantly increased
Pacific Basin                5%                          the fund's Japanese
U.S. & Canada                1%                        holdings in the first
------------------------------------                           half of 1999.
                           100%
------------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 1% Cash Equivalents)                            In Japan, the fund
                                                      emphasized undervalued
Financial                   29%                            financial stocks,
Manufacturing               18%                     large-cap exporters, and
Consumer Discretionary      11%                         undervalued domestic
Service Industries           9%                       companies -- purchases
Energy                       8%                         that were funded, in
Communications               6%                      part, by taking profits
Metals & Materials           4%                                  in European
Construction                 4%                           telecommunications
Transportation               4%                                   companies.
Other                        7%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(28% of Portfolio)                                         Management's relative
                                                         dividend yield strategy
  1.  Sony Corp.                                        focuses on buying stocks
      Manufacturer of consumer electronic products           whose yields are at
                                                           least 25% higher than
  2.  Sakura Bank, Ltd.                                 that of the local market
      Bank                                                  median or 25% higher
                                                            than the stock's own
  3.  HSBC Holdings PLC                                average three-year yield.
      Bank

  4.  SAP AG
      Computer software manufacturer

  5.  Accor S.A.
      Catering, hotel and travel services

  6.  UPM-Kymmene OYJ
      Manufacturer of paper and pulp products

  7.  MBL International Finance Bermuda
      Bank

  8.  Lasmo PLC
      Oil production and exploration

  9.  Dexia France
      Municipal and local development financing

 10.  Avesta-Sheffiled AB
      Manufacturer of stainless steel products

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 1999

Lead portfolio manager Sheridan Reilly and portfolio manager Lauren Lambert discuss the performance and strategy of Scudder International Growth and Income Fund for the six-month period ended August 31, 1999.

Q: High growth, high p/e stocks -- which dominated performance both in the U.S. and abroad into the first few months of this year -- gave way to stocks with more attractive valuations in the second calendar quarter. How did this help the fund's performance over the six-month period?

A: Since we invest in international stocks with yields that are higher than the local market yield or higher than the stock's own average three-year yield, the fund tends to have value characteristics. As value stocks returned to favor in the second quarter, the fund outperformed its benchmark during this three-month period with a return of 5.11% versus 2.89% for the unmanaged MSCI EAFE (Morgan Stanley Capital International Europe, Australia, and Far East) + Canada Index.

The international markets have been dominated in recent years by a fairly narrow group of the largest capitalization stocks as the scarcity of growth, low inflation, and low interest rates in most economies caused investors to bid growth stock prices up. However, over the last 12 months, we have begun to see the environment change.

Q: What changed the environment?

A: Basically, prospects for an upturn in global economic growth improved. The clearest example is Japan where we witnessed three significant events: real restructurings began in the banking system, which included acknowledging massive credit losses embedded in the financial statements of banks; economic growth jumped to an annualized rate of 7.9% in the first calendar quarter; and, significantly, market liquidity improved as foreign investors returned. Some of the momentum from these positive events carried over into other Pacific Rim markets, which had been languishing since the Russian debt and currency crisis of August 1998.

We've also seen a pickup in selected commodity prices, particularly oil. At the beginning of the six-month period, oil was about $12 a barrel. By the end of the period it had risen to over $21 a barrel. While the price increase has not impacted all economic indicators yet, it is there -- another sign of the changing global economic environment.

Q: Large-cap growth stocks -- the big winners in the deflationary environment -- returned to favor in July and August. Was the outperformance of value stocks a short-term event?

A: We don't think so. The evidence of accelerating global growth that we've already discussed has been building for some time. This leads us to believe that strategies that emphasize stocks with attractive dividend yields and valuations -- such as the strategy we employ in this fund -- are well positioned to benefit. Stocks that fit our criteria for investment include cyclical industries, which tend to be among the first to benefit when growth accelerates. These stocks also have downside protection because they are already selling at attractive valuations, and typically decline less when the market goes down.

Q: How did the fund perform in this environment?

A: The fund's 9.47% return for the six-month period that ended August 31st nearly matched the 10.58% return of its benchmark, the MSCI EAFE + Canada Index. While we seek to outperform this benchmark over the long-term, we regard these results as a welcome comeback after a disappointing 1998. Most of the fund's return is attributed to the rebound in value stocks during the second calendar quarter and our increased commitment to Japan, a market which rallied dramatically in the first half of 1999. As growth stocks returned to favor somewhat in July and August, the fund gave back some of its gains prior to period end.

In addition, our absence from the technology sector has been a drag on performance as tech stocks -- which are a significant component of our benchmark index -- moved up strongly. Our focus on stocks with above-average dividends tends to preclude investment in many tech stocks, which typically pay little if any dividends. At the same time, our absence from the life insurance and pharmaceutical areas helped performance as these sectors underperformed.

Q: The fund's stock selection principles are based on tested concepts that have generally resulted in attractive returns with less risk over time. Please explain your selection process.

A: We use a strict investment discipline that is based on relative dividend yields to buy stocks whose yields are at least 25% higher than the median of the local market, or 25% higher than the stock's own average three-year yield. Conversely, we consider selling those holdings that have appreciated to the point where they have a yield 25% lower than that of their home market or their own three-year average. Since a higher yield is indicative of a stock that is depressed (and decreasing yields characterize a stock whose price is rising), this strategy compels us to buy companies that are reasonably valued, and to sell those whose valuations are becoming expensive.

After narrowing the investment universe in this way, we apply fundamental analysis to select the strongest companies from among those that meet our criteria. Each individual company's financial strength, projected profitability, competitive positioning, and management ability are reviewed to uncover the stocks with the strongest long-term growth potential. In addition, we pursue sector diversification in order to reduce the risks associated with interest rates changes and economic conditions in the countries where we invest. Similarly, we seek to minimize currency risk and political risk by diversifying among a large number of countries. Our ultimate goal of this intensive process is to provide superior risk-adjusted returns over the long term.

Q: With Japan heating up and the global environment changing, how did you position the portfolio over the period?

A: We continued to increase our position in Japan based on the improving environment and our identification of a number of attractive opportunities there. By the end of the period the fund's Japanese holdings totaled 28% of assets, up from 16% six months ago. Historically, the fund has been underweighted in Japan with an 8% to 12% weighting. Now the portfolio is overweighted versus its benchmark, which has a 24% weighting in Japan.

We increased the fund's exposure by adding undervalued financial stocks, common stock of large-cap exporters, and undervalued domestic companies. Some of the names we added included Matsushita Electric, Canon, Sony, and NTT. We also increased our commodity exposure using highly competitive regional producers with leverage to improve pricing, such as Pohang Iron & Steel (Korea). We also increased our exposure to the emerging markets by adding Hong Kong Telecommunications and ABB, a Swiss engineering company with substantial infrastructure projects in developing countries.

Q: The fund's European holdings constituted 66% of assets at the end of the period. Did you make any changes to this portion of the portfolio?

A: Essentially we funded our move into Japan with sales of European financial and telecom stocks that had reached our price targets. Our reduction does not necessarily imply a negative outlook for the region, but reflected opportunities to harvest some holdings that had performed well. We are still maintaining a market weight and diversification with our European holdings.

As we survey the foreign markets with our relative dividend yield discipline, we must always weigh the relative attractiveness of each stock, market, or region.

With a cyclical recovery partially priced into valuations and growth uncertain in Europe in the near term, Japan became compelling with its more attractive valuations and improving economic and investment environment.

Q: Oil companies with their typically generous dividend yields are prime candidates for this fund in the right environment. Were you able to take advantage of the jump in world oil prices?

A: We held a number of big integrated oil companies at the beginning of the period and increased our weighting over the six months. Our holdings included Elf Aquitane, which appreciated nicely leading up to its takeover by TotalFina. We reinvested the proceeds from Elf in Repsol, a Spanish oil and gas producer. We also increased our position in Royal Dutch Petroleum and the U.K. oil exploration and production company Lasmo.

Q: What is your outlook?

A: With the global economy heating up, there is a possibility that inflation and higher interest rates may be around the corner. Key issues center on whether the U.S. economy can remain strong without overheating, whether European growth can gradually accelerate and pick up the baton from a decelerating U.S., and whether Japan is really headed out of its protracted recession. In this environment we continue to believe that investing in attractive, defensive valuations will be on our side. In the meantime we intend to avoid any regional bets and remain diversified while sticking to our investment discipline.

Scudder International Growth and Income Fund: A Team Approach to Investing

Scudder International Growth and Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Sheridan Reilly joined the Adviser in 1995 and is a member of the Adviser's Global Equity Group. Mr. Reilly has over 11 years of industry experience focusing on strategies for global portfolios, currency hedging, and foreign equity markets.

Portfolio manager Lauren C. Lambert joined the Adviser in 1994 and has over five years of experience as an equity analyst.

Glossary of Investment Terms
--------------------------------------------------------------------------------


     Cyclical Stocks  Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

        Disinflation  The slowing down of the rate at which prices increase.
                      This phenomenon is generally associated with a slowing economy, and is distinct from deflation, which is an outright decline in prices.

      Dividend Yield  With stocks, a company's payment out of earnings to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

         Fundamental  Analysis of companies based on the projected impact of
            Research management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

        Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings and experience more price volatility than the market as a whole. Distinct from value stock.

         Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Investment Terms)
An expanded list of terms is located at our Web site, www.scudder.com.

Investment Portfolio                                                  as of August 31, 1999
-------------------------------------------------------------------------------------------
                                                                     Principal     Market
                                                                     Amount ($)   Value ($)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Repurchase Agreements 0.6%
-------------------------------------------------------------------------------------------

 Repurchase Agreement with Donaldson,
    Lufkin & Jenrette dated 8/31/1999 at
    5.42%, to be repurchased at $217,033
    on 9/1/1999, collateralized by a
    $220,000 U.S. Treasury Bond, 3.875%,
    4/15/2029 (Cost $217,000) ...................................     217,000     217,000

-------------------------------------------------------------------------------------------
Convertible Bonds 4.7%
-------------------------------------------------------------------------------------------

 Japan 2.7%
 MBL International Finance Bermuda, 3%, 11/30/2002
    (Bank) ......................................................     904,000   1,062,200
                                                                               ----------
 United Kingdom 2.0%
 Diageo, 2%, 4/14/2004 (Operator in food, alcoholic
    beverages, fast food restaurants and property
    management) .................................................     899,000     782,130
                                                                               ----------

Total Convertible Bonds (Cost $1,977,610)                                       1,844,330

                                                                                  Shares
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Currency Protected Securities 9.8%
-------------------------------------------------------------------------------------------

 Japan
 Canon, Inc. (Manufacturer of laser copiers and video
    equipment) (c) ..............................................         657     856,385
 Matsushita Electric Industrial, Ltd. (Manufacturer of
    consumer electronic products) (c) ...........................         636     786,969
 Nippon Telegraph & Telephone Corp. (Telecommunication
    services) (c) ...............................................         420     839,470
 Sony Corp. (Manufacturer of consumer electronic
    products) (c) ...............................................         614   1,397,894
                                                                               ----------

Total Currency Protected Securities (Cost $3,689,595)                           3,880,718


-------------------------------------------------------------------------------------------
Common Stocks 84.9%
-------------------------------------------------------------------------------------------

 Austria 2.1%
 Bank Austria AG (Provider of commercial and corporate
    banking services) ...........................................      15,370     817,100
                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                                                           Market
                                                                Shares    Value ($)
------------------------------------------------------------------------------------

 Canada 1.0%
 BCE, Inc. (Telecommunication services) ....................     8,139     379,293
                                                                       -----------

 Finland 2.7%
 UPM-Kymmene OYJ (Manufacturer of paper and pulp
    products) ..............................................    30,800   1,067,154
                                                                       -----------

 France 9.6%
 Accor S.A. (Catering, hotel and travel services) ..........     4,520   1,089,325
 Dexia France (Municipal and local development
    financing) .............................................     7,820   1,020,082
 Lafarge S.A. (Producer of cement, concrete and
    aggregates) ............................................     6,395     688,061
 Scor S.A. (Property, casualty and life reinsurance company)    19,674     982,842
                                                                       -----------
                                                                         3,780,310
                                                                       -----------
 Germany 9.7%
 Adidas-Salomon AG (Manufacturer of sport shoes, clothing
    and equipment) .........................................     8,660     806,243
 Bayer AG (Chemical producer) ..............................    22,348     972,912
 RWE AG (pfd.)* (Producer of petroleum and chemical
    products) ..............................................    22,010     951,212
 SAP AG (Computer software manufacturer) ...................     3,177   1,115,888
                                                                       -----------
                                                                         3,846,255
                                                                       -----------
 Hong Kong 3.8%
 HSBC Holdings PLC (Bank) ..................................    93,200   1,155,255
 Hong Kong Telecommunications, Ltd. (Telecommunication
    services) ..............................................   155,600     352,682
                                                                       -----------
                                                                         1,507,937
                                                                       -----------
 Italy 3.1%
 Ente Nazionale Idrocarburi (Exploration and production of
    oil, natural gas and chemicals) ........................    65,600     394,895
 La Rinascente SpA (Department store chain) ................   223,000     830,449
                                                                       -----------
                                                                         1,225,344
                                                                       -----------
 Japan 15.4%
 East Japan Railway Co. (Railroad operator) ................        64     387,401
 Nintendo Co., Ltd. (Game equipment manufacturer) ..........     5,100     884,689
 Nomura Securities Co., Ltd. (Financial advisor, securities
    broker and underwriter) ................................    58,000     849,904
 Sakura Bank, Ltd. (Bank) ..................................   233,000   1,233,817
 Sekisui House, Ltd. (Home builder) ........................    75,000     805,944
 Sumitomo Trust & Banking Co., Ltd. (Commercial Bank) ......   139,000     926,413

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                            Shares     Value ($)
-------------------------------------------------------------------------------

 Teijin Ltd. (Manufacturer of polyester products) .......   232,000     984,936
                                                                    -----------
                                                                      6,073,104
                                                                    -----------
 Korea 1.6%
 Pohang Iron & Steel Co., Ltd. (Steel producer) (b) .....     4,600     621,828
                                                                    -----------
 Netherlands 4.8%
 Elsevier NV (International publisher of scientific,
    professional, business, and consumer information
    books) ..............................................    47,400     546,601
 Koninklijke KPN NV (Provider of telecommunications
    services) ...........................................    12,700     569,685
 Royal Dutch Petroleum Co. (Owner of 60% of Royal
    Dutch/Shell Group) ..................................    12,980     799,214
                                                                    -----------
                                                                      1,915,500
                                                                    -----------
 Spain 2.2%
 Repsol S.A. (Manufacturer of crude oil and natural gas)     41,500     867,562
                                                                    -----------

 Sweden 4.8%
 Avesta-Sheffield AB* (Manufacturer of stainless steel
    products) ...........................................   206,400   1,018,944
 Investor AB "B" (Investment company with holdings in
    listed shares of industrial companies) ..............    72,900     888,669
                                                                    -----------
                                                                      1,907,613
                                                                    -----------
 Switzerland 6.0%
 ABB Ltd. (Manufacturer of equipment for power generation
    and distribution) ...................................     9,948   1,015,169
 Novartis AG (Registered) (Pharmaceutical company) ......       334     480,925
 Swisscom AG (Registered) (Operator of telecommunication
    networks and network application services) ..........       900     296,929
 UBS AG (Registered) (Provider of banking and asset
    management services) ................................     2,105     594,377
                                                                    -----------
                                                                      2,387,400
                                                                    -----------
 United Kingdom 18.1%
 Allied Domecq PLC (International food, drink and
    hospitality group) ..................................    82,700     759,945
 EMI Group PLC (Music recording and retailing company) .. 110,313 937,926 J Sainsbury PLC (Retail distributor of food through
    supermarkets) .......................................   144,547     995,041
 Lasmo PLC (Oil production and exploration) .............   419,129   1,036,930
 National Power PLC (Electricity generation company) ....    88,800     629,475
 Peninsular and Oriental Steam Navigation Co. (Shipping
    and transportation company) .........................    60,930     978,841
 Rentokil Intitial PLC (Environmental services company) .   203,200     812,838

    The accompanying notes are an integral part of the financial statements.

                                                                           Market
                                                               Shares     Value ($)
------------------------------------------------------------------------------------

 Royal & Sun Alliance Insurance Group PLC (Multi-line
    insurance holding company) ...........................      119,980     997,468
                                                                         ----------
                                                                          7,148,464
                                                                         ----------

------------------------------------------------------------------------------------
Total Common Stocks (Cost $31,972,884)                                   33,544,864
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $37,857,089) (a)              39,486,912
------------------------------------------------------------------------------------

*    Non-income producing security

(a) The cost for federal income tax purposes was $37,881,886. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,605,026. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,257,926 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,652,900.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $621,828 (1.56% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 1999 was $405,170. These securities may also have certain restrictions as to resale.

(c) Currency Protected Securities are Medium Term Notes of Morgan Stanley Dean Witter & Co. These securities permit the investor to participate in the price fluctuation of the common stock of the underlying company without the effects of future changes in the Japanese Yen exchange rate.

--------------------------------------------------------------------------------

Transactions in written options for the six months ended August 31, 1999 were:

                                                     Options on Securities
                                                  ----------------------------
                                                                 Premiums
                                                                 Received
                                                   Contracts        ($)
                                                  ------------  -----------
    Outstanding at February 28, 1999 .......             480       109,967
    Closed .................................            (480)     (109,967)
    Outstanding at August 31, 1999 .........              --            --

    The accompanying notes are an integral part of the financial statements.

Financial Statements
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 1999
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments, at market (identified cost $37,857,089) ........................   $39,486,912
Cash ........................................................................           325
Receivable for investments sold .............................................       200,426
Dividends and interest receivable ...........................................        66,290
Receivable for Fund shares sold .............................................       184,061
Foreign taxes recoverable ...................................................        80,734
Deferred organization expenses ..............................................        20,248
                                                                                -----------
Total assets ................................................................    40,038,996

Liabilities
---------------------------------------------------------------------------------------------
Payable for Fund shares redeemed ............................................        35,051
Management fee payable ......................................................        47,308
Other payables and accrued expenses .........................................       117,111
                                                                                -----------
Total liabilities ...........................................................       199,470
Net assets, at market value                                                     $39,839,526

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .........................................       100,862
Unrealized appreciation (depreciation) on:
  Investment securities .....................................................     1,629,823
  Foreign currency related transactions .....................................           506
Accumulated net realized gain (loss) ........................................       938,943
Paid-in capital .............................................................    37,169,392
Net assets, at market value                                                     $39,839,526

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($39,839,526 /
   3,065,900 shares of capital stock outstanding, $.01 par value, 100,000,000
   shares authorized) .......................................................   $     12.99

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Statement of Operations
------------------------------------------------------------------------------------
                                                         Six Months
                                                            Ended       Year Ended
                                                         August 31,    February 28,
Investment Income                                       1999 (Note A)      1999
------------------------------------------------------------------------------------
Income:
Dividends (net foreign taxes withheld of $107,985,
   and $157,532, respectively) ......................   $   779,242    $ 1,322,125
Interest ............................................        48,739        216,020
                                                        -----------    -----------
                                                            827,981      1,538,145
                                                        -----------    -----------
Expenses:
Management fee ......................................       221,586        539,119
Services to shareholders ............................       145,887        302,200
Custodian and accounting fees .......................        81,549        174,281
Directors' fees and expenses ........................        24,886         46,974
Registration fees ...................................        20,700         23,967
Auditing ............................................        22,950         36,121
Reports to shareholders .............................         6,364         29,065
Legal ...............................................         4,756         13,656
Amortization of organization expense ................         3,605          6,591
Other ...............................................         4,771          6,542
                                                        -----------    -----------
Total expenses before reductions ....................       537,054      1,178,516
Expenses reductions .................................      (149,253)      (234,812)
                                                        -----------    -----------
Expenses, net .......................................       387,801        943,704
Net investment income                                   $   440,180    $   594,441

Realized and unrealized gain (loss) on
investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments .........................................     2,432,728        633,316
Written options .....................................        44,900        148,425
Foreign currency related transactions ...............       (43,759)      (136,499)
                                                        -----------    -----------
                                                          2,433,869        645,242
Net unrealized appreciation (depreciation) during the
  period on:
Investments .........................................     1,385,126     (4,792,082)
Written options .....................................       (41,417)        90,750
Foreign currency related transactions ...............        (8,303)         9,368
                                                        -----------    -----------
                                                          1,335,406     (4,691,964)
Net gain (loss) on investment transactions                3,769,275     (4,046,722)

Net increase (decrease) in net assets resulting
from operations                                         $ 4,209,455    $(3,452,281)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------------
                                                                     For the Period
                                      Six Months                      June 30, 1997
                                        Ended         Year Ended    (commencement of
                                   August 31, 1999   February 28,    operations) to
Increase (Decrease) in Net Assets      (Note A)          1999       February 28, 1998
--------------------------------------------------------------------------------------
Operations:
Net investment income ..............   $    440,180    $    594,441    $     50,381
Net realized gain (loss) from
   investment transactions .........      2,433,869         645,242      (2,566,283)
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period ..      1,335,406      (4,691,964)      4,986,888
                                       ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from
   operations ......................      4,209,455      (3,452,281)      2,470,986
                                       ------------    ------------    ------------
Distributions to shareholders
   from net investment income ......       (230,332)       (427,107)        (59,796)
                                       ------------    ------------    ------------
Fund share transactions:
Proceeds from shares sold ..........      8,670,160      36,802,035      64,146,242
Net asset value of shares issued
   to shareholders in
   reinvestment of distributions ...        216,720         397,892          55,470
Cost of shares redeemed ............    (18,910,219)    (36,316,961)    (17,733,938)
                                       ------------    ------------    ------------
Net increase (decrease) in net
   assets from Fund share
   transactions ....................    (10,023,339)        882,966      46,467,774
                                       ------------    ------------    ------------
Increase (decrease) in net assets ..     (6,044,216)     (2,996,422)     48,878,964
Net assets at beginning of period ..     45,883,742      48,880,164           1,200
                                       ------------    ------------    ------------
Net assets at end of period
  (including undistributed net
  investment income of $100,862,
  and accumulated distributions in
  excess of net investment income of
  $66,834, and $213,599, respectively) $ 39,839,526    $ 45,883,742    $ 48,880,164

Other Information
--------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning
   of period .......................      3,845,661       3,854,083             100
                                       ------------    ------------    ------------
Shares sold ........................        682,226       2,826,965       5,333,375
Shares issued to shareholders in
   reinvestment of distributions ...         16,762          30,294           4,745
Shares redeemed ....................     (1,478,749)     (2,865,681)     (1,484,137)
                                       ------------    ------------    ------------
Net increase (decrease) in Fund
   shares ..........................       (779,761)         (8,422)      3,853,983
Shares outstanding at end of
   period ..........................      3,065,900       3,845,661       3,854,083

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------
                                                                1999(b)       1999(c)   1998(d)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.93        $12.68    $12.00
                                                                -------------------------------
-----------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------
  Net investment income                                            .13(f)        .14       .01
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                    1.00          (.79)      .69
                                                                -------------------------------
-----------------------------------------------------------------------------------------------
  Total from investment operations                                1.13          (.65)      .70
-----------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------
  Net investment income                                           (.07)         (.10)     (.02)
                                                                -------------------------------
-----------------------------------------------------------------------------------------------
  Total distributions                                             (.07)         (.10)     (.02)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                  $12.99        $11.93    $12.68
                                                                -------------------------------
-----------------------------------------------------------------------------------------------
Total Return (%) (e)                                              9.47**       -5.20      5.80**
-----------------------------------------------------------------------------------------------

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              40            46        49
-----------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                        1.75*         1.75      1.75*
-----------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                      2.42*         2.19      2.65*
-----------------------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                        1.99*         1.10       .17*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      140.8*        131.3      50.2*
-----------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended August 31, 1999 (See Note A).

(c)  For the year ended February 28, 1999.

(d) For the period June 30, 1997 (commencement of operations) to February 28, 1998.

(e)  Total return would have been lower had certain expenses not been reduced.

(f) Net investment income per share includes non-recurring dividend income amounting to .04 per share.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                 August 31, 1999

A. Significant Accounting Policies

Scudder International Growth and Income Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to August 31 from February 28.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

B. Purchases and Sales of Securities

For the six months ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $29,041,112 and $34,798,166, respectively. For the year ended February 28, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $66,535,959 and $68,680,896, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser and certain of its subsidiaries have agreed to reimburse or not to impose, respectively, all or a portion of their fees payable by the Fund until June 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended August 31, 1999, the Adviser did not impose a portion of its management fee which amounted to $149,253, and the amount imposed amounted to $72,333, of which $47,308 is unpaid at August 31, 1999. For the year ended February 28, 1999, the Adviser did not impose a portion of its management fee which amounted to $234,812, and the amount imposed amounted to $304,307.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended August 31, 1999, the amount charged to the Fund by SSC aggregated $89,344, of which $14,274 is unpaid at August 31, 1999. For the year ended February 28, 1999, the amount charged to the Fund by SSC aggregated $216,638.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended August 31, 1999, the amount charged to the Fund by STC aggregated $3,886, of which $1,356 is unpaid at August 31, 1999. For the year ended

February 28, 1999, the amount charged to the Fund by STC aggregated $5,789.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $26,029, of which $13,499 is unpaid at August 31, 1999. For the year ended February 28, 1999, the amount charged to the Fund by SFAC aggregated $55,490.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. For the six months ended August 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to approximately $37,920, of which $8,525 is unpaid. For the year ended February 28, 1999, the Special Servicing Agreement expense charged to the Fund amounted to approximately $41,215.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended August 31, 1999, Directors' fees and expenses aggregated $24,886. For the year ended February 28, 1999, Directors' fees and expenses aggregated $46,974.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Growth and Income Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
October 15, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                 August 31, 1999

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,060,000 as capital gain dividends for the six months ended August 31, 1999, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $108,000 and earned $542,000 of foreign source income during the six months ended August 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.18 per share as income earned from foreign sources for the six months ended August 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                             Elizabeth J. Allan*
   o  Chairman of the Board and                  o  Vice President
      Director
                                               Irene T. Cheng*
 Nicholas Bratt*                                 o  Vice President
   o  President
                                               Joyce E. Cornell*
 Paul Bancroft III                               o  Vice President
   o  Director; Venture Capitalist and
      Consultant                               Susan E. Dahl*
                                                 o  Vice President
 Sheryle J. Bolton
   o  Director; Chief Executive Officer,       Philip S. Fortuna*
      Scientific Learning Corporation            o  Vice President

 William T. Burgin                             Carol L. Franklin*
   o  Director; General Partner,                 o  Vice President
      Bessemer Venture Partners
                                               Edmund B. Games, Jr.*
 Keith R. Fox                                    o  Vice President
   o  Director; Private Equity Investor
                                               Theresa Gusman*
 William H. Luers                                o  Vice President
   o  Director; Chairman and President,
      U.N. Association of America              Ann M. McCreary*
                                                 o  Vice President
 Kathryn L. Quirk*
   o  Director; Vice President and             Sheridan Reilly*
      Assistant Secretary                        o  Vice President

 Joan E. Spero                                 Shahram Tajbakhsh*
   o  Director; President, Doris Duke            o  Vice President
      Charitable Foundation
                                               John Millette*
 Thomas J. Devine                                o  Vice President and Secretary
   o  Honorary Director; Consultant
                                               John R. Hebble*
 William H. Gleysteen, Jr.                       o  Treasurer
   o  Honorary Director; Consultant;
      Guest Scholar, Brookings                 Richard W. Desmond*
      Institution                                o  Assistant Secretary

 Wilson Nolen                                  Caroline Pearson*
   o  Honorary Director; Consultant              o  Assistant Secretary

 Robert G. Stone, Jr.                          *Scudder Kemper Investments, Inc.
   o  Honorary Director; Chairman
      Emeritus and Director, Kirby
      Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank acount.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distrbution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser












SCUDDER


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.